CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Nils Tuchschmid, President of Credit Suisse Alternative Capital Tactical Trading Institutional Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  12/05/2006                  /s/ Nils Tuchschmid
     -----------------------       ---------------------------------------------
                                   Nils Tuchschmid, President
                                   (principal executive officer)


I, Edward Poletti, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Tactical Trading Institutional Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  12/05/2006                    /s/ Edward Poletti
     ---------------                 -------------------------------------------
                                     Edward Poletti,
                                     Chief Financial Officer and Treasurer
                                     (principal financial officer)